EXHIBIT 10.20
AMENDMENT NO. 2 TO
STOCK PURCHASE AGREEMENT
AND
ESCROW AGREEMENT
     This Amendment No. 2 (the “Amendment”) to (i) the Stock Purchase Agreement, dated as of September 25, 2009 (as amended to date, the “Purchase Agreement”), by and among Anthera Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the investors listed on Exhibit A thereto (the “Investors”), and (ii) the Escrow Agreement, dated as of September 25, 2009 (as amended to date, the “Escrow Agreement”), by and among the Company, the Investors and Fremont Bank (the “Escrow Agent”), each as amended by that certain Amendment No. 1 to Stock Purchase Agreement and Escrow Agreement dated as of November 3, 2009, is made as of December 11, 2009 by and among the Company, the Investors and the Escrow Agent. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.
RECITALS
     WHEREAS, the Company desires to sell, and certain of the Investors, who are listed on Schedule I hereto (the “Participating Investors”), desire to purchase, convertible promissory notes of the Company (the “Notes”), in the aggregate principal amount of $3,400,000 (the “Escrow Release Amount”);
     WHEREAS, the Participating Investors collectively desire to release the Escrow Release Amount, in the proportions set forth on Schedule I hereto, from the Escrowed Funds (as such term is defined in the Escrow Agreement), pursuant to the terms of the Escrow Agreement, as amended by this Agreement, to the Company for the purchase of the Notes;
     WHEREAS, the Company, the Investors and, in the case of the Escrow Agreement, the Escrow Agent desire to amend the Purchase Agreement and the Escrow Agreement to allow for the release to the Company of the Escrow Release Amount under the terms of the Escrow Agreement, as amended by this Amendment, and to make certain other changes;
     WHEREAS, Section 7.9 of the Purchase Agreement provides that the Purchase Agreement may be amended with the written consent of the Company and the Investors; and
     WHEREAS, Section 2.1 of the Escrow Agreement provides that the Escrow Agreement may be amended with the written consent of the Company, the Investors and the Escrow Agent.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto agree as follows:

AGREEMENT
     1. Section 1.1 of the Purchase Agreement is hereby amended and restated in its entirety as follows:
     “1.1 Authorization and Escrow. The Company will, prior to the Closing (as defined below), authorize the sale and issuance to the Investors of a number of shares of the Company’s Common Stock (the “Shares”), par value $0.001 per share, equal to $17,100,000 divided by the Purchase Price (as defined below). On or prior to September 28, 2009, each Investor shall deposit with Fremont Bank (the “Escrow Agent”), pursuant to the Escrow Agreement attached as Exhibit B (as the same may be amended from time to time, the “Escrow Agreement”), the amount set forth opposite such Investor’s name on the Schedule of Investors in the column entitled “Amount Deposited in Escrow,” to be held in escrow (and not as the Company’s property) for release at the Closing (or if earlier, as otherwise provided in the Escrow Agreement); provided, however, that Shionogi & Co., Ltd. (“Shionogi”) shall deposit such amount with the Escrow Agent no later than two (2) business days following the execution of Amendment No. 1 to this Agreement by each of the parties thereto. The parties agree and acknowledge that upon the execution of Amendment No. 2 to this Agreement, the amount set forth opposite each Investor’s name on the Schedule of Investors in the column entitled “Escrow Release Amount” shall be released to the Company pursuant to the terms of the Escrow Agreement as consideration for the purchase of certain convertible promissory notes.”
     2. Section 1.3 of the Purchase Agreement is hereby amended and restated in its entirety as follows:
     “1.3 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, at the Closing, each Investor agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to each Investor, shares of Common Stock (the “Shares”) for the cash amount set forth opposite such Investor’s name on the Schedule of Investors in the column entitled “Aggregate Purchase Price.” The purchase price per Share shall be equal to the price per share at which shares of the Company’s Common Stock are sold to the public in the IPO minus any per-share underwriting discounts, commissions or fees (the “Purchase Price”). The Company’s agreement with each Investor is a separate agreement, and the sale and issuance of the Shares to each Investor is a separate sale and issuance.”

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     3. Section 7.2 of the Purchase Agreement is hereby amended and restated in its entirety as follows:
     “7.2 Termination. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of the Company and the Investors; provided, however, that if the closing of the IPO does not occur prior to February 28, 2010, this Agreement shall terminate automatically and be of no further force and effect.”
     4. Exhibit A to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A-1 hereto.
     5. The first recital of the Escrow Agreement is hereby amended and restated in its entirety as follows:
     “WHEREAS, the Purchasers will be purchasing from the Company, severally and not jointly with the other Purchasers, with the Purchasers’ funds (hereinafter the “Subscription Amounts”), in the aggregate, $17,100,000 of the Company’s Common Stock (the “Securities”) at the Closing as set forth in the Stock Purchase Agreement between the Purchasers and the Company (the “Purchase Agreement”);”
     6. The third recital of the Escrow Agreement is hereby amended and restated in its entirety as follows:
     “WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the Subscription Amounts in escrow (such amounts, less any funds released pursuant to the terms of this Agreement, the “Escrowed Funds”) until (A) (i) the Company shall have closed a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company in which the aggregate net proceeds to the Company (after underwriting discounts, commissions and fees) are at least $50,000,000 (the “IPO”) and (ii) the Escrow Agent has received the Escrow Release Notice (as defined below); (B) the Escrow Agent has received the Investor Escrow Release Notice (as defined below); or (C) the Company and each of the Investors otherwise agree in writing to release all or a portion of the Escrowed Funds as provided herein.”
     7. Section 1.2 of the Escrow Agreement is hereby amended and restated in its entirety as follows:
     “1.2 Release of Escrow Funds.

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     (a) Upon (i) the closing of the IPO and (ii) the Escrow Agent’s receipt of the escrow release notice attached hereto as Exhibit B (the “Escrow Release Notice”) executed by the Company’s chief executive officer and chief financial officer, the Escrow Agent will, after confirming the closing of the IPO with legal counsel for the underwriters in such IPO, release the Escrowed Funds in accordance with the terms of the Escrow Release Notice. Any portion of the Escrowed Funds representing the cash value of fractional shares of the Securities shall be disbursed to the Purchasers, based on each Purchaser’s Net Subscription Amount as set forth in Exhibit A, upon the release of the Escrowed Funds. All calculations of a Purchaser’s pro rata share of any fractional share amounts shall be performed by the Company and, subject to review and approval by such Purchaser, provided to the Escrow Agent. A representative of the Escrow Agent shall be made available to participate in a conference call on the date of closing of the IPO in order to confirm the closing of the IPO.
     (b) Alternatively, upon the Escrow Agent’s receipt of the escrow release notice attached hereto as Exhibit C (the “Investor Escrow Release Notice”) executed by the Company and each of the Purchasers (other than any Purchaser who has previously requested the return of such Purchaser’s funds in accordance with Section 1.3 hereof), the Escrow Agent will release the Escrowed Funds in accordance with the terms of the Investor Escrow Release Notice. Any portion of the Escrowed Funds representing the cash value of fractional shares of the Securities shall be disbursed to the Purchasers, based on each Purchaser’s Net Subscription Amount as set forth in Exhibit A, upon the release of the Escrowed Funds. All calculations of a Purchaser’s pro rata share of any fractional share amounts shall be performed by the Company and, subject to review and approval by such Purchaser, provided to the Escrow Agent.
     (c) Upon (i) the execution of Amendment No. 2 to this Agreement, and (ii) the Escrow Agent’s receipt of the escrow release notice attached hereto as Exhibit D (the “Advance Escrow Release Notice”) executed by the Company and each of the Purchasers releasing funds pursuant thereto, the Escrow Agent will release that portion of the Escrowed Funds set forth on Exhibit A in the column entitled “Escrow Release Amount” in accordance with the terms of the Advance Escrow Release Notice.”
     8. Section 1.3 of the Escrow Agreement is hereby amended and restated in its entirety as follows:
     “1.3 Return of Escrowed Funds. In the event that the Escrowed Funds have not been released pursuant to Section 1.2(a) or 1.2(b) above on or prior to February 28, 2010 (“Escrow Return Date”), then, at the request of any Purchaser in writing, the Escrow Agent shall return such

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Purchaser’s Subscription Amount from the Escrowed Funds to such requesting Purchaser. The Escrow Return Date for each Purchaser may be extended by mutual written consent of such Purchaser and the Company.”
     9. Exhibit A to the Escrow Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A-2 hereto.
     10. A new Exhibit D to the Escrow Agreement in the form of Exhibit B hereto is hereby added to the Escrow Agreement.
     11. This Amendment shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and performed entirely within California, without giving effect to conflict of law principles thereof.
     12. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     13. Except as specifically amended hereby, each of the Purchase Agreement and the Escrow Agreement shall remain in full force and effect.
(Signature Pages Follow)

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          IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first written above.

COMPANY: ANTHERA PHARMACEUTICALS, INC.
By:	/s/ Paul Truex
Paul F. Truex
President and Chief Executive Officer

SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

          IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first written above.

INVESTORS:

VANTAGEPOINT VENTURE
PARTNERS IV (Q), L.P.
VANTAGEPOINT VENTURE
PARTNERS IV, L.P.
VANTAGEPOINT VENTURE
PARTNERS IV PRINCIPALS FUND, L.P.

By:	VantagePoint Venture Associates IV,
L.L.C., its General Partner

By:	/s/ Alan E. Salzman

Name:	Alan E. Salzman
Title:	Managing Member
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first written above.

INVESTORS:

SOFINNOVA VENTURE PARTNERS VI, L.P.,

as nominee for
SOFINNOVA VENTURE PARTNERS VI, L.P.
SOFINNOVA VENTURE PARTNERS VI GMBH CO. K.G.
SOFINNOVA VENTURE AFFILIATES VI, L.P.

By: Sofinnova Management VI, LLC
its General Partner

By:	/s/ James Healy
Name:	James Healy
Title:	Managing Member
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first written above.

INVESTORS:

A. M. PAPPAS LIFE SCIENCE
VENTURES III, L.P.

By:	/s/ Ford S. Worthy
Name:	Ford S. Worthy
Title:	Partner & CFO

PV III CEO FUND, L.P.

By:	/s/ Ford S. Worthy
Name:	Ford S. Worthy
Title:	Partner & CFO
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first written above.

INVESTORS:

CAXTON ADVANTAGE LIFE
SCIENCES FUND, L.P.

By: Caxton Advantage Venture Partners,
L.P., Its General Partner

By: Advantage Life Science Partners, LLC,
its Managing Partner

By:	/s/ A. Rachel Leheny
Name:	A. Rachel Leheny
Title:	Member
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first written above.

INVESTORS:

HBM BIOCAPITAL

HBM BioCapital (EUR) L.P.
By: HBM BioCapital Ltd.
Its: General Partner

/s/ John Arnold
By: John Arnold
Its: Chairman & Managing Director

HBM BioCapital (USD) L.P.
By: HBM BioCapital Ltd.
Its: General Partner

/s/ John Arnold
By: John Arnold
Its: Chairman & Managing Director
SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first written above.

INVESTORS: SHIONOGI & CO., LTD.
By:	/s/ Y. Mine
Name:
Title:

SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first written above.

ESCROW AGENT: FREMONT BANK
By:	/s/ Andrew Mastorakis
Andrew Mastorakis President

SIGNATURE PAGE TO ANTHERA PHARMACEUTICALS, INC.
AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT AND ESCROW AGREEMENT

SCHEDULE I

Amount to be Released
Purchaser	from Escrow
VantagePoint Venture Partners IV (Q), L.P.	$1,407,712.15

VantagePoint Venture Partners IV, L.P.	$140,926.59

VantagePoint Venture Partners IV Principals Fund, L.P.	$5,127.43

Sofinnova Venture Partners VI, L.P.	$1,003,365.50

A. M. Pappas Life Science Ventures III, L.P.	$246,690.05

PV III CEO Fund, L.P.	$15,328.06

Caxton Advantage Life Sciences Fund, L.P.	$290,425.11

HBM BioCapital (EUR) L.P.	$246,861.34

HBM BioCapital (USD) L.P.	$43,563.77

TOTAL	$3,400,000.00

EXHIBIT A-1
SCHEDULE OF INVESTORS

	Amount
	Deposited in	Escrow Release	Aggregate
Investor	Escrow	Amount	Purchase Price
VantagePoint Venture Partners IV (Q), L.P. 1001 Bayhill Drive, Suite 300	$8,280,659.71	$1,407,712.15	$6,872,947.56
San Bruno, CA 94066

VantagePoint Venture Partners IV, L.P. 1001 Bayhill Drive, Suite 300	$828,979.95	$140,926.59	$688,053.36
San Bruno, CA 94066

VantagePoint Venture Partners IV Principals Fund, L.P. 1001 Bayhill Drive, Suite 300	$30,161.34	$5,127.43	$25,033.91
San Bruno, CA 94066

Sofinnova Venture Partners VI, L.P. 140 Geary Street, 10th Floor	$5,902,150.00	$1,003,365.50	$4,898,784.50
San Francisco, CA 94108

A. M. Pappas Life Science Ventures III, L.P. P.O. Box 110287	$1,451,117.95	$246,690.05	$1,204,427.90
Research Triangle Park, NC 27709

PV III CEO Fund, L.P. P.O. Box 110287	$90,165.05	$15,328.06	$74,836.99
Research Triangle Park, NC 27709

Caxton Advantage Life Sciences Fund, L.P. 500 Park Avenue	$1,708,383.00	$290,425.11	$1,417,957.89
New York, NY 10022 Attention: Rachel Leheny Email: rleheny@caxtonadvantage.com

HBM BioCapital (EUR) L.P. John Arnold	$1,452,125.55	$246,861.34	$1,205,264.21
HBM BioCapital Ltd. Centennial Towers, 3rd Floor 2454 West Bay Road Grand Cayman Cayman Islands

HBM BioCapital (USD) L.P. John Arnold	$256,257.45	$43,563.77	$212,693.68
HBM BioCapital Ltd. Centennial Towers, 3rd Floor 2454 West Bay Road Grand Cayman Cayman Islands

Shionogi & Co., Ltd. 1-8 Doshomachi 3-chome	$500,000.00	—	$500,000.00
Chuo-ku, Osaka Japan

TOTAL	$20,500,000.00	$3,400,000.00	$17,100,000.00

EXHIBIT A-2
SCHEDULE OF PURCHASERS

	Subscription	Escrow Release	Net Subscription	Subscription
Purchaser	Amount	Amount	Amount	%
VantagePoint Venture Partners IV (Q), L.P. 1001 Bayhill Drive, Suite 300	$8,280,659.71	$1,407,712.15	$6,872,947.56	40.19%
San Bruno, CA 94066

VantagePoint Venture Partners IV, L.P. 1001 Bayhill Drive, Suite 300	$828,979.95	$140,926.59	$688,053.36	4.02%
San Bruno, CA 94066

VantagePoint Venture Partners IV Principals Fund, L.P. 1001 Bayhill Drive, Suite 300	$30,161.34	$5,127.43	$25,033.91	0.15%
San Bruno, CA 94066

Sofinnova Venture Partners VI, L.P. 140 Geary Street, 10th Floor	$5,902,150.00	$1,003,365.50	$4,898,784.50	28.65%
San Francisco, CA 94108

A. M. Pappas Life Science Ventures III, L.P. P.O. Box 110287	$1,451,117.95	$246,690.05	$1,204,427.90	7.04%
Research Triangle Park, NC 27709

PV III CEO Fund, L.P. P.O. Box 110287	$90,165.05	$15,328.06	$74,836.99	0.44%
Research Triangle Park, NC 27709

Caxton Advantage Life Sciences Fund, L.P. 500 Park Avenue	$1,708,383.00	$290,425.11	$1,417,957.89	8.29%
New York, NY 10022 Attention: Rachel Leheny Email: rleheny@caxtonadvantage.com

HBM BioCapital (EUR) L.P. John Arnold	$1,452,125.55	$246,861.34	$1,205,264.21	7.05%
HBM BioCapital Ltd. Centennial Towers, 3rd Floor 2454 West Bay Road Grand Cayman Cayman Islands

HBM BioCapital (USD) L.P. John Arnold	$256,257.45	$43,563.77	$212,693.68	1.24%
HBM BioCapital Ltd. Centennial Towers, 3rd Floor 2454 West Bay Road Grand Cayman Cayman Islands

Shionogi & Co., Ltd. 1-8 Doshomachi 3-chome	$500,000.00	—	$500,000.00	2.93%
Chuo-ku, Osaka Japan

TOTAL	$20,500,000.00	$3,400,000.00	$17,100,000.00	100.00%

EXHIBIT B
EXHIBIT D
ADVANCE ESCROW RELEASE NOTICE
     Reference is hereby made to the Escrow Agreement dated as of September 25, 2009, by and among Anthera Pharmaceuticals, Inc., a Delaware corporation, the Purchasers who are signatories thereto and Fremont Bank, as Escrow Agent (as amended to date, the “Escrow Agreement”). Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement. Pursuant to the Escrow Agreement, the Company and the undersigned Purchasers hereby authorize the release by the Escrow Agent of a portion of the Escrowed Funds in the aggregate amount of $[                    ], as more fully set forth on the Schedule A attached to this Release Notice, to the Company pursuant to the wire instructions provided by the Company to the Escrow Agent. This Release Notice shall not be effective until executed by the Company and all Purchasers who have contributed to the Escrowed Funds to be released.
     This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.
     IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this       day of                     , 20     .

ANTHER A PHARMACEUTICALS, INC.		VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.
VANTAGEPOINT VENTURE PARTNERS IV, L.P.
By:		VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.
Paul F. Truex
President and Chief Executive Officer
		By:	VantagePoint Venture Associates IV,
L.L.C., its General Partner

By:
Name:
		Title:	Managing Member

SOFINNOVA VENTURE PARTNERS VI, L.P.,	A. M. PAPPAS LIFE SCIENCE VENTURES III, L.P.

as nominee for	By:
SOFINNOVA VENTURE PARTNERS VI, L.P.	Name:
SOFINNOVA VENTURE PARTNERS VI GMBH CO. K.G.	Title:
SOFINNOVA VENTURE AFFILIATES VI, L.P.
PV III CEO FUND, L.P.
By: Sofinnova Management VI, LLC
its General Partner	By:
Name:
By:	Title:
Name: James Healy
Title: Managing Member

CAXTON ADVANTAGE LIFE SCIENCES FUND, L.P.	HBM BIOCAPITAL

HBM BioCapital (EUR) L.P.
By: Caxton Advantage Venture Partners, L.P.,	By: HBM BioCapital Ltd.
Its General Partner	Its: General Partner

By: Advantage Life Science Partners, LLC,	By: John Arnold
its Managing Partner	Its: Chairman & Managing Director

By:	HBM BioCapital (USD) L.P.

Name: Rachel Leheny	By: HBM BioCapital Ltd.
Title: Member	Its: General Partner

By: John Arnold
Its: Chairman & Managing Director

SHIONOGI & CO., LTD.

By:
Name:
Title:

SCHEDULE A

Amount to be Released
Purchaser	from Escrow

TOTAL	$ [ ]